First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

ADCPB Balance
-------------
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 14,906,200.53
Current Month ADCPB (Before addition of New Property)             13,926,159.77
Base Principal Amount (Prior - Current)                              980,040.76
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    13,926,159.77

Class A Interest Schedule
-------------------------

    Prior Month Class A Principal Balance                         11,995,720.62
    Class A Certificate Rate                                               6.29%
    One twelfth of Class A Certificate Rate                                0.52%
    Class A Certificate Interest                                      62,877.57
    Prior Month Class A Overdue Interest                                   0.00

    Class A Interest Due                                              62,877.57
    Class A Interest Paid                                             62,877.57

    Current Month Class A Overdue Interest                                 0.00

Class A Principal Schedule
--------------------------

    Prior Month Class A Principal Balance                         11,995,720.62
    Class A Percentage                                                    88.00%
    Base Principal Amount                                            980,040.76
                                                                  -------------
    Class A Base Principal Distribution Amount                       862,435.87
    Prior Month Class A Overdue Principal                                  0.00
                                                                  -------------
    Total A Note Principal Due                                       862,435.87
    Additional amount due for floor payment                           59,955.44
    Additional Class A Principal Due                                       0.00
                                                                  -------------
    Class A Principal Paid                                           922,391.31

    Class A Overdue Principal                                              0.00
                                                                  -------------

    Current Month Class A Principal Balance                       11,073,329.31

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001


Class B-1 Interest Schedule
---------------------------

    Prior Month Class B-1 Principal Balance                       408,944.70
    Class B-1 Certificate Rate                                          7.01%
    One twelfth of Class B-1 Certificate Rate                           0.58%
    Class B-1 Certificate Interest                                  2,388.92
    Prior Month Class B-1 Overdue Interest                              0.00

    Class B-1 Interest Due                                          2,388.92
    Class B-1 Interest Paid                                         2,388.92

    Current Month Class B-1 Overdue Interest                            0.00

Class B-1 Principal Schedule
----------------------------

    Prior Month Class B-1 Principal Balance                       408,944.70
    Class B-1 Percentage                                                3.00%
    Base Principal Amount                                         980,040.76
    Class B-1 Base Principal Distribution Amount                   29,401.22
    Prior Month B-1 Overdue Principal                                   0.00
    Additional amount due for floor payment                         2,043.94
    Total B-1 Note Principal Due                                   31,445.16
                                                                   ---------

    Class B-1 Principal Paid                                       31,445.16


    Class B-1 Overdue Principal                                         0.00

    Current Month Class B-1 Principal Balance                     377,499.54

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001


Class B-2 Interest Schedule
---------------------------

    Prior Month Class B-2 Principal Balance                       340,787.44
    Class B-2 Certificate Rate                                          8.22%
    One twelfth of Class B-2 Certificate Rate                           0.69%
    Class B-2 Certificate Interest                                  2,334.39
    Prior Month Class B-2 Overdue Interest                              0.00

    Class B-2 Interest Due                                          2,334.39
    Class B-2 Interest Paid                                         2,334.39

    Current Month Class B-2 Overdue Interest                            0.00

Class B-2 Principal Schedule
----------------------------

    Prior Month Class B-2 Principal Balance                       340,787.44
    Class B-2 Percentage                                                2.50%
    Base Principal Amount                                         980,040.76
    Class B-2 Base Principal Distribution Amount                   24,501.02
    Prior Month B-1 Overdue Principal                                   0.00
    Additional amount due for floor payment                         1,703.28
    Total B-2 Note Principal Due                                   26,204.30

    Class B-2 Principal Paid                                       26,204.30

    Class B-2 Overdue Principal                                         0.00

    Current Month Class B-2 Principal Balance                     314,583.14

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

Floor Test

    Initial ADCPB                                                             72,024,925.77
    Floor percent                                                                      3.00%
                                                                              -------------
    Floor                                                                      2,160,747.77

    Ending ADCPB                                                              13,926,159.77

    less

    Beginning Balance - Class A                             11,995,721
    Beginning Balance - Class B1                               408,945
    Beginning Balance - Class B2                               340,787
                                                            ----------
                                                            12,745,453
    less

    Current Month Payment - Class A                            862,436
    Current Month Payment - Class B1                            29,401
    Current Month Payment - Class B2                            24,501
                                                            ----------
                                                               916,338        11,829,114.64

    Excess of ending ADCPB over Note balance after initial payments            2,097,045.12

    Excess (deficit) of excess balance over floor                                (63,702.65)
    Cash available after payment of regular payments                              89,879.00
                                                                              -------------
    Additional payment to certificate holders                                     63,702.65


Adjusted Floor Test
    Ending ADCPB                                                              13,926,159.77

    less

    Beginning Balance - Class A                             11,995,721
    Beginning Balance - Class B1                               408,945
    Beginning Balance - Class B2                               340,787
                                                            ----------
                                                            12,745,453
    less

    Current Month Payment - Class A                            922,391
    Current Month Payment - Class B1                            31,445
    Current Month Payment - Class B2                            26,204
                                                            ----------
                                                               980,041        11,765,411.99

    Excess of ending ADCPB over Note balance after initial payments            2,160,747.77

    Excess (deficit) of excess balance over floor                                      0.00

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

Servicing Fee Schedule
----------------------

    Prior Month ADCPB                                       14,906,201
    Servicer Fee Rate                                           0.5000%
    One-twelfth                                                 0.0417%
    Servicer Fee                                              6,210.92

    Prior Servicer Fee Arrearage                                  0.00
    Servicer Fee Due                                          6,210.92

    Servicer Fee Paid                                         6,210.92

    Current Servicing Fee Arrearage                               0.00

Back-Up Servicing Fee Schedule
------------------------------

    Prior Month ADCPB                                       14,906,201
    Back-Up Servicer Fee Rate                                   0.0200%
    One-twelfth                                                 0.0017%
    Back-up Servicer Fee                                        248.44

    Prior Back-Up Servicer Fee Arrearage                          0.00
    Total Back-Up Servicer Fee Due                              248.44

    Back-Up Servicer Fee Paid                                   248.44

    Current Back-Up Servicing Fee Arrearage                       0.00


Trustee Fee Schedule
--------------------

    Trustee Fee                                                 291.67
    Trustee Fee Rate                                            0.0100%

    Prior Trustee Fee Arrearage                                   0.00
    Total Trustee Fee Due                                       291.67

    Trustee Fee Paid                                            291.67

    Current Trustee Fee Arrearage                                 0.00


Certificate Premium Schedule
----------------------------

    Class A Certificate Principal Balance                11,995,720.62
    Monthly Premium Rate                                        0.0200%
    Prior Premium Arrearage                                       0.00
    Premium Amount Due                                        2,399.00

    Premium Amount Paid                                       2,399.00

    Current Premium Arrearage                                     0.00

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

Early Amortization Events
--------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

Restricting Event Calculations
------------------------------

   (a)           Event of Servicer Termination (Yes/No)                     No
                                                                         -------

   (b)           Certificate Insurer makes an Insured Payment               No
                                                                         -------

   (a)           Gross Charge-Off Event (Yes/No)                            No
                                                                         -------

   (b)           Delinquency Trigger Event                                  No
                                                                         -------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
        11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)    Any failure by the Servicer to submit a Monthly Statement pursuant to
        Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001


Gross Charge-Offs (>=160 and accounts bought back by source)
-----------------------------------------------------------

                                                      Gross                          Gross                            Monthly
                                                    Defaults         Recoveries   Charge-Offs         ADCPB         Charge-Offs
                                                    --------         ----------   -----------         -----         -----------

      2 months prior                                 12,783             16,356       (3,573)        15,641,560         -0.27%
      1 month prior                                   8,733             11,981       (3,248)        14,942,477         -0.26%
      Current                                         2,716              3,894       (1,179)        13,926,160         -0.10%


      3 Month Gross Charge-Off Ratio                                                                                   -0.21%
      Maximum Allowed                                                                                                   2.50%


30+ Delinquencies
-----------------
                                                                                                     Monthly
                                                  Delinquencies        ADCPB                      Delinquencies
                                                  -------------        -----                      -------------

      2 months prior                                1,316,008        15,641,560                        8.41%
      1 month prior                                   887,542        14,942,477                        5.94%
      Current month                                   840,673        13,926,160                        6.04%


                                 Delinquency Ratio:                                                    6.80%
                                 Maximum Delinquency Ratio:                                            7.00%



First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001
Issuer Restricting Event Calculations
-------------------------------------

   (a)           Gross Defaults ([greater than]=180)                       No
                                                                         ------

   (b)           Issuer Delinquency Trigger Ratio                          No
                                                                         ------

Gross Defaults ([greater than]=180)
-----------------------------------

                                                                                    Monthly
                                                 Gross Defaults        ADCPB     Gross Defaults
                                                 --------------        -----     --------------

   Current                                             0             13,926,160     0.0000%
   1 month prior                                       0             14,942,477     0.0000%
   2 months prior                                      0             15,641,560     0.0000%
                                                       -             ----------     -------
   Sum/Average                                         0             14,836,732     0.0000%
                                                                                         4
                                                                                    -------
                              Gross Defaults                                          0.00%

                                      i  A  Subordinated Percentage                  17.77%
                                     ii  B  WAL of Remaining Leases                   2.08
                                            Two                                       2.00
                                            Ratio (i/ii)/2                            4.28%

Issuer Delinquency Trigger Ratio (90+ days)
------------------------------------------

                                                                                    Monthly
                                                  Delinquencies        ADCPB     Delinquencies
                                                  -------------        -----     --------------

   2 months prior                                    303,038         15,641,560       1.94%
   1 month prior                                     113,330         14,942,477       0.76%
   Current month                                     109,819         13,926,160       0.79%



                                     Issuer Delinquency Trigger Ratio:                     1.16%
                                     Maximum Ratio Allowed:                                2.50%



Early Amortization Event
------------------------

   (1)   Is Subordinate Interest less than 8.86% of ADCPB?            No
                                                                   --------

   (2)   Has a Gross Charge-Off Event Occurred?                       No
                                                                   --------

   (3)  Has a  Delinquency Event Occurred                             No
                                                                   --------

First Sierra Equipment Lease Trust 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001



           Aging/Delinquency Statistics
           ----------------------------

                                                                                                ADCPB             Total
           Current                                                                                 13,085,487           93.96%
           31-60 Days Past Due                                                                        405,193            2.91%
           61-90 Days Past Due                                                                        325,661            2.34%
           91+ Days Past Due                                                                          109,819            0.79%
                                                                                               --------------           -----

           Total                                                                                   13,926,160          100.00%


           Certificate Factors

           Class A Notes                                                                          0.174709143
           Class B-1 Notes                                                                        0.174709019
           Class B-2 Notes                                                                        0.174709107


           Substitution Limits [Section 7]
           -------------------------------

           ADCPB as of Cut-Off Date                                                             72,024,925.77
           Maximum Substitution (10% of Initial)                                                 7,202,492.58
           Maximum Substitution for Defaulted Contracts (5% of Initial)                          3,601,246.29

           Prior month Cumulative ADCPB Substituted                                              4,010,975.31
           Current month ADCPB Substituted                                                         169,325.74
                                                                                               --------------
           Cumulative ADCPB Substituted                                                          4,180,301.05

           Prior month Cumulative ADCPB Substituted for Defaulted Contracts                      1,320,928.59
           Current month ADCPB Substituted Defaulted Contracts
                                                                                                         -
           Cumulative ADCPB Substituted for Defaulted Contracts                                  1,320,928.59


           Portfolio Prepayment Statistics
           -------------------------------

           Prior month Cumulative ADCPB prepaid                                                 11,809,691.94
           Current month ADCPB prepaid                                                             209,190.61
                                                                                               --------------
          Cumulative ADCPB prepaid                                                              12,018,882.55

           Prior month Cumulative ADCPB Defaulted                                                4,534,569.74
           Current month ADCPB Defaulted
                                                                                                     2,715.57
                                                                                               --------------
           Cumulative ADCPB Defaulted                                                            4,537,285.31

First Sierra Equipment Lease Trust 1996-2
-------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

-------------------------------------------------------------------------------

Beginning Account Balances                                                                       107,932.01
--------------------------
Lockbox Account
---------------
        Transfer of prior period Payments not yet transferred to Collection Account              109,613.06)
        Transfer of prior period Excluded Amounts not yet transferred                            (37,920.23)
        Collections Received [5.02 (b)(d)]                                                       215,378.46
        Excluded Amounts [5.02 (d)][Definition]                                                  362,223.58)
        Collections on Deposit due Collection Account [5.02 (d)]                                 653,659.76)

        Ending Balance                                                                           159,893.84


Collection Account
------------------
        Beginning Balance, March 1, 2001                                                                      381,571.32
        --------------------------------

        Activities related to Collection Period ended March 1, 2001
        -----------------------------------------------------------
        Add:  Servicer Advance                                                                                387,821.07
        Add:  Payments due Collection Account from last 2 business days prior period                          109,613.06
        Add:  Add'l transfers                                                                                       0.00
        Add:  Amounts to Collection Acct from Security deposit account                                              0.00
        Less: Total distributions on  March 10, 2001                                                         (879,005.45)
        Activities related to Collection Period ended April 1, 2001
        -----------------------------------------------------------
        Aggregate Amount of Actual Payments [6.01 b (i)]                                                      653,659.76
        Add:  Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
        Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit
               Account [6.01 b (iii)]                                                                               0.00
        Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
        Add:  Any Investment Earnings [6.01 b (v)]                                                              2,086.71
        Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
        Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
        Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
        Add:  Security Deposits Related to Prepayment                                                               0.00
        Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
        Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                          0.00
        Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                             0.00
        Less: Payments due Collection Acct. from last 2 business days in calendar mo.                               0.00

        Ending balance on March 31, 2001 and April 1, 2001                                                    655,746.47

        Add: Servicer Advances to be deposited on Determination Date                                          369,572.67
        Add: Payments due Collection Acct from last 3 business days                                            57,648.88
        Add: Payments not yet transferred to the Collection Account                                                 0.00
        Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                   0.00

        Adjusted Collection Account Balance                                                                 1,082,968.02



------------------------------------------------------------------------------------------------------------------------------------

First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

Security Deposit Account
------------------------

        Beginning  Balance                                                                         0.00
        Add: Balance deposited on closing date                                                     0.00
        Add: Security Deposits [6.02 b]                                                            0.00
        Less: Amounts to Collection Account [6.02 c]                                               0.00
        Add:  Investment Earnings                                                                  0.00
                                                                                                   ----

        Ending balance on March 31, 2001                                                           0.00

        Less: Amounts to Collection Account [6.02 c]                                               0.00

        Adjusted Security Deposit  Account Balance                                                 0.00


New Transferred Property Funding Account
----------------------------------------

        Beginning Balance                                                                                           0.00
        -----------------
        Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                0.00
        Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                               0.00
        Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]               0.00
                                                                                                                    ----

        Ending balance on March 31, 2001                                                                            0.00

        Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                0.00

        Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]               0.00
                                                                                                                    ----

        Adjusted New Transferred Property Funding Account Balance                                                   0.00



First Sierra Equipment Lease Trust 1996-2
------------------------------------------------------------------------------------------------------------------------------------

First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending April 1, 2001

Available Amount to Certificate Holders                                                         1,082,968.02
---------------------------------------

Disbursements from Collection Account (On and after Initial amortization Date)
------------------------------------------------------------------------------

        (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                0.00

        (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                            0.00

        (iii)       Aggregate of: [6.06 c (iii)]
                    (A)          Unreimbursed Servicer Advances from prior periods                                           0.00
                    (B)          Servicer Fee and unpaid Servicer Fee                                                    6,210.92
                    (C)          Servicing Charges inadvertently deposited in Collection Account                             0.00

        (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                248.44

        (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  2,399.00

        (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                  291.67

        (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                            62,877.57

        (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                        2,388.92

        (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                          2,334.39

        (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]             862,435.87

        (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                      0.00

        (xii)       Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        29,401.22
                    provided no restricting event exists

        (xiii)      Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       24,501.02
                    provided no restricting event or issuer restricting event exists

        (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                       0.00

        (xv)        Prepayments optionally transferred to collection account and disbursed in                                0.00
                    consideration of the transfer of New Transferred Property not in excess of
                    $5,000,000 [6.06 c (xv)]

        (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                        26,176.35
                    Net of Additional Principal Distribution to Class A, B1 & B2.

                    a.           Class A Additional Principal Distribution Amount                                       59,955.44

                    b.           Class B1 Additional Principal Distribution Amount                                       2,043.94

                    c.           Class B2 Additional Principal Distribution Amount                                       1,703.28


        Reviewed By:



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        E. Roger Gebhart
        COO, EVP Capital Markets & Treasurer